Exhibit 4.1

COMMON STOCK	COMMON STOCK
PAR VALUE $0.001	THIS CERTIFICATE IS TRANSFERABLE IN
CANTON, MA, JERSEY CITY, NJ AND GOLDEN, CO

Certificate	Shares
Number	** 600620******
ZQ 000000	*** 600620*****
**** 600620****
***** 600620***
****** 600620**

CENTENNIAL BANK HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE &	CUSIP 151345 30 3
	MR. SAMPLE & MRS. SAMPLE	SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of	***SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY***

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE PER SHARE OF

Centennial Bank Holdings, Inc. transferable on the books of the Company by the holder hereof in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>
	CENTENNIAL BANK	COUNTERSIGNED AND REGISTERED:
/s/ DANIEL M. QUINN	HOLDINGS, INC.	COMPUTERSHARE TRUST COMPANY, N.A.
President and Chief Executive Officer	SEAL	TRANSFER AGENT AND REGISTRAR,
2004
Delaware
/s/ ZSOLT K. BESSKO
Secretary		By
AUTHORIZED SIGNATURE

1234567

	CUSIP	XXXXXX XX X
	Holder ID	XXXXXXXXXX
Centennial Bank Holdings, Inc.	Insurance Value	1,000,000.00
	Number of Shares	123456
	DTC	12345678 123456789012345
PO BOX 43004, Providence, RI 02940-3004
	Certificate Numbers	Num/No.	Denom.	Total
MR A SAMPLE	1234567890/1234567890	1	1	1
DESIGNATION (IF ANY)	1234567890/1234567890	2	2	2
ADD 1	1234567890/1234567890	3	3	3
ADD 2	1234567890/1234567890	4	4	4
ADD 3	1234567890/1234567890	5	5	5
ADD 4	1234567890/1234567890	6	6	6
	Total Transaction			7

CENTENNIAL BANK HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT- Custodian (Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT- Custodian (until age ) (Cust) (Minor)
under Uniform Transfers to Minors Act (State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ____________________________hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.